UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2005

STRATUS SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-15789 (Commission File Number)	22-3499261 (IRS Employer Identification Number)
500 Craig Road, Suite 201 Manalapan, New Jersey 07726 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 866-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e-4 (c))

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Section 8	Other Events
Item 8.01	Other Events

On March 16, 2005, Stratus Services Group, Inc. (the “Company”) issued a press release announcing that it had sent a letter response to Pinnacle Investment Partners, L.P. (“Pinnacle”) and Essex & York, Inc. (“Essex”) which advises that the Company has agreed to meet with Pinnacle and Essex and refutes certain comments made by Pinnacle and Essex in their March 15, 2005 press release. A copy of the Company’s press release is furnished as Exhibit 99.1 to this current report.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release, dated March 16, 2005 of Stratus Services Group, Inc. Re: Response to Pinnacle and Essex & York Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Services Group, Inc.
(Registrant)

By: /s/ Joseph J. Raymond
Joseph J. Raymond
President and Chief Executive Officer

Dated: March 21, 2005